Exhibit 99.1

Holly Corporation Holly Energy Partners Bank of America Securities-Merrill Lynch Credit Conference November 17, 2010

2 Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Conclusion

4 Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Conclusion

5 Overview of Holly and HEP Holly Corporation: Holly's refineries operate in Southwest, Rockies & Mid-Continent markets Over 250,000 bpsd of refining capacity and average complexity of over 12.0 Refineries directly connected to domestic or Canadian crude trading hubs Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners: Over 2,500 miles of refined product & crude pipelines 11 Terminals & 8 loading rack facilities in 7 Western and Mid-continent states Approximately 4.5 million bbls of refined product & crude oil storage 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley

6 Holly Investment Highlights Holly Investment Highlights 1 - HEP's annualized cash distributions as of 9/30/10 to HOC exceed $37M for LP and GP ownership interests 1

7 100% fee based revenue business Long term contracts supporting revenue stream Proven track record of distribution increases No commodity ownership risk or related hedging Well maintained assets serving high growth markets Senior management team averages over 25 years of industry experience HEP Investment Highlights

8 Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Conclusion

Holly Corporation Financial Summary (in millions) 1 1 - Capacity volumes are based in thousands 2 - Excludes $480M of HEP debt that is nonrecourse to HOC. 3 - As of 9/30/2010 *Definition for non-GAAP measures such as EBITDA or Margins can be located on page 20. 9 EBITDA Balance Sheet / Liquidity 1 2 3

10 Refining Margins (2004-2009 range) 1 - Actual realized gross margin. 2 - PADD II 3-2-1 gross margin proxy for Tulsa refineries * Definition for non-GAAP measures such as EBITDA or Margins can be located on page 20. Tulsa Gulf Coast 3-2-1: 5 Yr. Avg. 2 Navajo Gulf Coast 3-2-1: 5 Yr. Avg. 1 Woods Cross 1 Gulf Coast 3-2-1: 5 Yr. Avg. 5-yr. high & low gross margin range by quarter - tan bars Gulf Coast 5-Yr. Quarterly Avg 3-2-1 margin- green line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - Navajo, Woods Cross - blue line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - PADD II - red line 2009 Gross Margin ($/bbl) - noted in black numeric

Holly Energy Partners Financial Summary (in millions) 1 - Average aggregate daily number of barrels of petroleum products transported on our pipelines in each of the periods. 2 - As of 9/30/2010 * Definition for non-GAAP measures such as EBITDA or Margins can be located on page 20. 11 EBITDA Balance Sheet / Liquidity 1 2

12 Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Conclusion

HOC Growth - Thru Strategic Investments & Acquisitions Approx $500mm invested for modest growth and enhanced feedstock flexibility Synergistic acquisitions of Tulsa refineries at less than $1,000 per daily bbl* Uniquely positioned among peers to enter up-cycle at more than double previous capacity 13 *After accounting for sales of Tulsa logistics assets Legacy: SUN & Sinclair HOC: Navajo & Woods Cross Refinery Capacity

Strong Returns on Capital and Conservative Balance Sheet 14 1 - Debt levels exclude Sunoco Logistics (SLX) Debt 2 - HOC debt excludes HEP Debt ($489M @ 9/30/2010, which is non recourse to HOC). Supporting calculations /details are located on page 21. 3 - HOC Cash @ 9/30/2010. See page 9 for details. 4 - This table provides the calculated debt to total capitalization (%). Supporting calculation/details are provided on slide 21. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. *Definition and calculations for measures such as Debt / Capital, Net Debt to total Capitalization and ROIC can be located on page 20. Net debt to total cap 10% ($272M cash @ 9/30/10) Highest ROIC among peers 1 2 3 4 1 2

15 From IPO thru 2008 2009 HEP EBITDA Growth Since Inception

16 UNEV Pipeline & Refinery Economics Overview: 400 mile, 12" refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV Holly owns 75% interest (Sinclair 25%) Completion Date - Spring 2011 Benefits: Las Vegas trades at premium to Salt Lake Lowers impact of seasonal demand reduction Provides access to growth market for Rocky Mountain refiners HEP Purchase Option: At completion of construction, HEP will have option to purchase HOC's interest in the pipeline JV for 180 days from completion of project at HOC's cost (estimated to be $225 mm) plus a 7% per annum carrying cost

17 Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Conclusion

18 Conclusion Holly Corporation: Competitive refining assets in attractive markets Recent investments to make legacy refineries even stronger Low entry cost for very complex Tulsa refining facility (Sunoco + Sinclair) Conservative capital structure plus experienced management team HEP ownership ($360 mm plus GP value) Holly Energy Partners: 100% fee-based business Long-term contracts support minimum commitments History of steady EBITDA/DCF growth No commodity ownership risk

19 Holly Corporation Holly Energy Partners 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Bruce R. Shaw, SVP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com www.hollyenergy.com

20 Definitions Non GAPP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non- GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. EBITDA: A non GAAP measurement of earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. HEP's historical EBITDA is reconciled to net income in footnote 4 contained in Item 6, Selected Financial Data of Holly Energy Partners, L.P.'s 10-K filed February 16, 2010. MMSCFD: million standard cubic feet per day. Net Debt to Capitalization: A measurement of the Company's outstanding debt obligations relative to its cash and cash equivalents on hand. The Company defines net debt as total current and long- term debt less cash and cash equivalents. The Company defines net debt to capitalization as Net Debt / (Net Debt + Stockholders' Equity). Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. 5 Year Return on Invested Capital: A measurement which for our purposes is calculated using the 5 year average Net Income divided by the sum of the 5 year average of Total Equity and Long Term Debt. We consider ROIC to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations.

Financial metrics 21 **Amounts from Frontier Oil Corp, Sunoco Inc., Sunoco Inc.: xSXL, Tesoro Corp and Valero Energy Corp are based on publicly- available financial statements of these issuers, which we have assumed to be accurate.